                              SUBLEASE AGREEMENT


     THIS SUBLEASE AGREEMENT ("AGREEMENT") is made as of this 30th day of June, 1995 by and among (i) DOUGLAS VENTURES, a Kentucky general partnership with its principal office at 1113 Red Fox Road, Louisville, Kentucky 40205 and ABFAM, INC., a Kentucky corporation with its principal office at 239 South 5th Street, 17th Floor, Louisville, Kentucky 40202-3269 (hereinafter collectively referred to as the "LESSOR"); (ii) BLUE DOOR-BOWLING GREEN JOINT VENTURE, a Kentucky joint venture having its principal office at 1230 Liberty Bank Lane, Suite 220, Louisville, Kentucky 40222 (hereinafter referred to as "LESSEE"); (iii) TUMBLEWEED, LLC, a Kentucky limited liability company having its principal place of business at 1900 Mellwood Avenue, Louisville, Kentucky 40206; (hereinafter referred to as "SUB-LESSEE"); and (iv) BLUE DOOR ENTERPRISES, INC., f/k/a Blue Door Restaurants, Inc., a Kentucky corporation having its principal office at 1230 Liberty Bank Lane, Suite 220, Louisville, Kentucky 40222 and RICHARD J. REEVES, an individual residing at 13018 Settlers Point Trail, Goshen, Kentucky 40226 (hereinafter collectively referred to as the "GUARANTORS").

RECITALS:

A. Lessor and Lessee entered into a certain Lease dated April 1, 1995 (hereinafter referred to as the "LEASE" and attached hereto as EXHIBIT "A") covering certain real estate with improvements thereon known as 1780 Scottsville Road in Bowling Green, Warren County, Kentucky (hereinafter referred to as the "LEASED PREMISES").

B. Sub-Lessee is interested in subletting the Leased Premises from Lessee and said Lease permits the subletting of the Leased Premises by Lessee.

C. Guarantors join in this Agreement for purposes of guaranteeing Lessee's performance hereunder.

AGREEMENT:

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, Lessor, Lessee and Sub-Lessee agree as follows:

1. PREMISES AND RENTAL. Lessee hereby leases unto Sub-Lessee and Sub-Lessee hereby leases from Lessee, effective on the 1st day of July, 1995, that real property described in the Lease, to have and to hold during the Term.

2. INITIAL TERM. The initial term of this Agreement shall commence as of the date hereof and end on July 31, 1995 UNLESS sooner terminated as hereinafter provided (the "INITIAL TERM").

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3.   ADDITIONAL TERMS.  Unless sooner terminated as hereinafter provided, this Agreement shall be automatically renewed and extended on a month-to-month basis for additional consecutive terms of one (1) calendar month each (the "ADDITIONAL TERMS") upon the expiration of the Initial Term or any Additional Terms, UNLESS AT LEAST 30 days prior to the expiration of the Initial Term and any Additional Terms, Sub-Lessee shall have given written notice to the other stating that the Term of this Agreement shall not be so renewed or extended (the "30 DAY NOTICE"). The parties acknowledge that neither party is under any obligation to refrain from delivering a 30 Day Notice to the other thereby permitting this Agreement to be automatically renewed or extended upon the expiration of the Initial Term or any Additional Term.

4. TERM AND PRORATIONS. For all purposes of this Agreement, the term "TERM" shall mean the Initial Term PLUS all Additional Terms. If applicable, all utility charges and real property taxes will be prorated as of the date Sub-Lessee actually takes possession of the Leased Premises.

5. COVENANTS OF SUB-LESSEE. Unless otherwise provided herein, Sub-Lessee assumes and agrees to perform all the duties and obligations as the Lessee under the Lease from and after the effective date of this Agreement and shall have the same rights and privileges as Lessee thereunder.

6. LESSEE'S OBLIGATIONS NOT ASSUMED BY SUB-LESSEE. Notwithstanding anything to the contrary in this Agreement, Sub-Lessee does not assume, and shall not be responsible for, obligations of the Lessee under the Lease. Sub-Lessee shall look solely to Lessee for performance of Lessee's obligations under the Lease. Sub-Lessee agrees to cooperate with Lessee, at Lessee's sole expense, to require Lessee to perform its obligations under the Lease. Lessee shall indemnify and hold Sub-Lessee harmless from any suits, actions or damages resulting from or connected with such cooperation.

7. NOTICES. Any notices which any party may desire or be required to serve upon each other shall be served upon deposit in the U.S. mail, registered or certified, postage paid, addressed to respective party as follows:

     If to Lessor:            ABFAM, Inc.
                              239 South 5th Street, 17th Floor
                              Louisville, Kentucky  40202

                              and

                              DOUGLAS VENTURES
                              1113 Red Fox Road
                              Louisville, Kentucky  40205

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     If to Lessee:            Blue Door Enterprises, Inc.
                              1230 Liberty Bank Lane
                              Suite 220
                              Louisville, Kentucky  40222
                              Attn:  Richard J. Reeves

     If to Sub-Lessee:        Tumbleweed, LLC
                              1900 Mellwood Avenue
                              Louisville, Kentucky  40206
                              Attn:  John A. Butorac, Jr. and
                                     James M. Mulrooney, Managers

     8. ASSIGNMENT. Sub-Lessee shall not assign this Agreement, nor further sublet all or any portion of the Leased Premises, without the written consent of Lessee and Landlord.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and month first above written by the duly authorized signatures of the parties indicated below.

                              LESSOR:

                              DOUGLASS VENTURES,
                              A KENTUCKY GENERAL PARTNERSHIP
                              /s/ David M. Roth
                              ------------------------------------------------
                              DAVID M. ROTH, GENERAL PARTNER

                              ABFAM, INC.,
                              A KENTUCKY CORPORATION


                              ------------------------------------------------
                              LESLIE D. ABERSON, PRESIDENT

                              LESSEE:

                              BLUE DOOR-BOWLING GREEN JOINT VENTURE, A KENTUCKY JOINT VENTURE

                              BY: /s/ Richard J. Reeves
                                 ---------------------------------------------
                                   RICHARD J. REEVES, PRESIDENT OF
                                   BLUE DOOR ENTERPRISES, INC., A KENTUCKY
                                   CORPORATION, ITS MANAGING JOINT VENTURE
                                   PARTNER

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                              SUB-LESSEE:

                              TUMBLEWEED, LLC


                              BY: /s/ John A. Butorac, Jr.
                                 ---------------------------------------------
                                   JOHN A. BUTORAC, JR., MANAGER

                              BY: /s/ James M. Mulrooney
                                 ---------------------------------------------
                                   JAMES M. MULROONEY, MANAGER


                              GUARANTORS:


                              BLUE DOOR ENTERPRISES, INC.


                              BY: /s/ Richard J. Reeves
                                 ---------------------------------------------
                                   RICHARD J. REEVES, PRESIDENT


                              RICHARD J. REEVES


                              BY: /s/ Richard J. Reeves
                                 ---------------------------------------------
                                   RICHARD J. REEVES, INDIVIDUALLY

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